                          NOTICE OF GUARANTEED DELIVERY

                                  for Tender of

                          9 3/4% Senior Notes due 2003
                             (CUSIP No. 29409K-AB-7)
                                       and
                     9 3/4% Senior Notes due 2003, Series B
                             (CUSIP No. 29409K-AE-1)
                                       of
                               ENVIROSOURCE, INC.

                       Pursuant To The Offering Memorandum
                               Dated June 11, 2001

         This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Exchange Offers, deliver Consents to the Proposed Amendments and deliver Acceptances of the Prepackaged Plan upon the terms and subject to the conditions set forth in the Offering Memorandum and solicitation of Consents and Acceptances (the "Offering Memorandum") and the Letter of Transmittal, Consent and Acceptance if (i) certificates for Senior Notes of the Company are not immediately available or (ii) if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to the Expiration Time of the Exchange Offers. This form may be delivered by mail or hand delivery or transmitted, via facsimile transmission (receipt confirmed by telephone and an original delivered by overnight courier), to the Exchange Agent as set forth below. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

                           The Exchange Agent for the
        Exchange Offers and solicitation of Consents and Acceptances is:


                     United States Trust Company of New York

            By Overnight Courier and By Hand
      Delivery after 4:30 p.m. on Expiration Date:                             By Hand Delivery to 4:30 p.m.:

        United States Trust Company of New York                            United States Trust Company of New York
              30 Broad Street, 14th Floor                                         30 Broad Street, B-Level
             New York, New York 10004-2304                                      New York, New York 10004-2304

  By Accredited Investors Holding Physical Securities,
    the By Registered or Certified Mail Address is:                           By Registered or Certified Mail:

        United States Trust Company of New York                            United States Trust Company of New York
                      P.O. Box 84                                                       P.O. Box 112
                 Bowling Green Station                                              Bowling Green Station
             New York, New York 10274-0084                                      New York, New York 10274-0084

                        Telephone Number: (800) 548-6565
               Facsimile Number: (212) 422-0183 or (646) 458-8111

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Offering Memorandum, receipt of which is hereby acknowledged, the principal amount of Senior Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "The Exchange Offers and Solicitation of Consents and Acceptances - Procedures for Tendering Senior Notes and Delivering Consents
- Guaranteed Delivery."

         Subject to and effective upon acceptance for exchange of the Senior Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of all Senior Notes tendered hereby. In the event of a termination of the Exchange Offers, the Senior Notes tendered pursuant thereto will be returned to the tendering Holder promptly.

         The undersigned represents and warrants that the undersigned will be deemed to have tendered the principal amount of Senior Notes set forth below, waived certain rights, made certain representations, consented to the Proposed Amendments and the beneficial owners of the Senior Notes so tendered have accepted the Prepackaged Plan as described in the Offering Memorandum. The undersigned further represents and warrants that the undersigned accepts all of the terms and conditions of the Exchange Offers, has full power and authority to tender, sell, assign and transfer the Senior Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned understands that accrued interest has not been paid from December 16, 2000 on the Senior Notes, and a tender of Senior Notes (upon acceptance for exchange thereof) shall be deemed a waiver of any right to receive such interest and any obligation of the Company to pay such interest. The undersigned understands and agrees that by tendering Senior Notes the undersigned shall be deemed to have the right to give such waiver and shall indemnify the Company to the extent such waiver is not effective with respect to any liability the Company may have for failure to pay such interest on such tendered Senior Notes. The undersigned will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Senior Notes tendered.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

-----------------------------------------------------------------------------------------------------------------------------

                                                  PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or                         Address(es): ______________________________________________
Authorized Signatory:

_____________________________________________________           ___________________________________________________________

_____________________________________________________           ___________________________________________________________

_____________________________________________________           ___________________________________________________________


Name(s) of Registered Holder(s):                                Area Code and Telephone No:

_____________________________________________________           ___________________________________________________________

_____________________________________________________

Principal Amount of Series A Senior Notes Tendered:

_____________________________________________________           If Series A Senior Notes will be delivered by a book-entry transfer, check trust company:

                                                                |_|  The Depository Trust Company

Certificate No(s). of Series A Senior Notes
(if available):

_____________________________________________________           Transaction Code No.: _____________________________________

_____________________________________________________           Depository Account No.:____________________________________

Principal Amount of Series B Senior Notes Tendered:

_____________________________________________________           If Series B Senior Notes will be delivered by a book-entry transfer, check trust company:

Certificate No(s). of Series B Senior Notes                     |_|  The Depository Trust Company
(if available):

_____________________________________________________           Transaction Code No.: _____________________________________

_____________________________________________________           Depository Account No.:____________________________________

-----------------------------------------------------------------------------------------------------------------------------

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         This Notice of Guaranteed Delivery must be signed by the Registered
Holder(s) of Senior Notes exactly as their name(s) appear(s) on the Senior Notes or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information:

                      Please print name(s) and address(es)
Name(s):
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
Capacity:
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
Address(es):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution") hereby guarantees that, within three New York Stock Exchange trading days from the Expiration Time, a properly completed and validly executed Letter of Transmittal, Consent and Acceptance (or a facsimile thereof), together with Senior Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Senior Notes into the Exchange Agent's account at a Book-Entry Transfer Facility) and all other required documents will be deposited by the undersigned with the Exchange Agent at one of its addresses set forth above.


Name of Firm:_______________________________________________    ____________________________________________________________
                                                                                    Authorized Signature

Address:____________________________________________________    Name:_______________________________________________________

____________________________________________________________    Title:______________________________________________________

Area Code and Telephone No.:________________________________    Date:_______________________________________________________


DO NOT SEND SENIOR NOTES WITH THIS FORM. ACTUAL SURRENDER OF SENIOR NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL, CONSENT AND ACCEPTANCE AND ANY OTHER REQUIRED DOCUMENTS.
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